SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2003

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-10674 (Commission File Number)	23-2201716 (I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania (Address of Principal Executive Offices)	17543 (Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

Exhibit No.	Description
99.1	Press release, dated July 22, 2003.

Item 9.	Regulation FD Disclosure (Including Information Provided Under Item 12, “Results of Operations and Financial Condition”)

The following information is furnished to the Securities and Exchange Commission under Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in “Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods” (Release No., 33-8216; March 27, 2003).

The registrant issued a press release on July 22, 2003, announcing its results of operations for its second quarter, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC. (Registrant)

By:	/s/ WILLIAM J. REUTER
William J. Reuter Chairman of the Board, President and Chief Executive Officer

Dated: July 22, 2003

Exhibit Index

Exhibit

99.1	Press Release, dated July 22, 2003.